Exhibit 10.42

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED: [***]

AMENDMENT TO COMPONENTS SUPPLY AGREEMENT

This Amendment to Components Supply Agreement (the “Amendment”) is entered into as of Oct. 23, 2019 (the “Amendment Effective Date”) by and between QUALCOMM CDMA Technologies Asia-Pacific Pte. Ltd., a Singapore corporation (“QCTAP”) and Airspan Networks, Inc., a Delaware corporation (“Buyer”), who hereby agree to amend that certain Components Supply Agreement dated November 20, 2014, as amended (the “CSA”) between the parties, as set forth below. Capitalized terms used in this Amendment shall have the meaning set forth in the CSA, unless otherwise provided herein.

1. Exhibit C, List of Agents. As of the Amendment Effective Date, Exhibit C to the CSA is amended by adding the following new Agent:

[***]

2. No Other Amendment or Modification. Except as expressly set forth in this Amendment, the CSA remains in full force and effect without modification. The terms and conditions of this Amendment and the CSA shall not be modified or amended except by a writing signed by authorized representatives of both Parties.

3. Signatures. This Amendment may be executed in identical counterparts, each of which shall be deemed to be an original and, which taken together, shall be deemed to constitute the agreement when a duly authorized representative of each party has signed a counterpart. Each party agrees that the delivery of this Amendment by facsimile or in electronic format via email shall have the same force and effect as delivery of original signatures and that each party may use facsimile, electronic format signatures, and photocopies of signatures as evidence of the execution and delivery of this Amendment by each party to the same extent that an original signature could be used.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above.

QUALCOMM CDMA Technologies Asia-Pacific Pte Ltd.	Airspan Networks, Inc.

By: /s/ Angeline Park	By: /s/ Ray Flaherty
Print Name: Angeline Park	Print Name: Ray Flaherty
Title: Senior CS Manager	Title: Senior Director FP&A

QCTAP Confidential/Proprietary